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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

         Date of Report(Date of earliest event reported): June 17, 2002

                        Commission file number 001-13641

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant of Specified in its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

                                   95-3667491
                       (IRS Employer Identification No.)

       330 North Brand Boulevard, Suite 1100, Glendale, California 91203
          (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 662-5900
              (Registrant's Telephone Number, Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant

(b)  Engagement of new independent accountants

     Pinnacle Entertainment, Inc. ("Pinnacle Entertainment") engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants on June 17, 2002. During the two most recent fiscal years and through June 17, 2002, neither Pinnacle Entertainment nor anyone acting on its behalf has consulted with Deloitte & Touche regarding the matters described in, and required to be disclosed pursuant to, Item 304 (a)(2)(i) or Item 304
     (a)(2)(ii) of Regulation S-K. Pinnacle Entertainment's Audit Committee of the Board of Directors participated in and approved the engagement of Deloitte & Touche. On May 30, 2002, Pinnacle Entertainment filed a current report on Form 8-K in which it stated that it had named Deloitte & Touche as its new independent accountants and that Deloitte & Touche's engagement was subject to customary client acceptance procedures.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


PINNACLE ENTERTAINMENT, INC.

      (Registrant)


By: /s/ Bruce C. Hinckley                           Dated: June 19, 2002
    ----------------------------
    Bruce C. Hinckley
    Senior Vice President
    and Chief Financial Officer
    (Principal Financial and
    Accounting Officer)